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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       November 26, 1997
                                                 -------------------------------

                      Byron Preiss Multimedia Company, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


New York                        1-13084                      13-3676574
--------------------------------------------------------------------------------
State or other                 (Commission                (I.R.S. Employer
jurisdiction                   File Number)                Identification No.)
of incorporation)

 24 West 25th Street, New York, New York                             10010
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(Address of principal executive offices)                           (Zip code)


Registrant's telephone number, including area code         (212) 989-6252
                                                     --------------------------

                            Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 2            ACQUISITION OR DISPOSITION OF ASSETS

                  On November 26, 1997, Byron Preiss Multimedia Company, Inc. (the "Company"), acquired all of the issued and outstanding capital stock of each of Multi Dimensional Communications, Inc., a New York corporation ("MDC"), and New Media Schoolhouse, Inc., a New York corporation ("NMS") pursuant to the terms of a Stock Purchase Agreement (the "Stock Purchase Agreement"), dated as of November 26, 1997 among the Company and each of Nicholas S. Vazzana ("Nicholas") and Elaine Vazzana ("Elaine") (Elaine and Nicholas are collectively referred to herein as the "Sellers"). Pursuant to the terms of the Stock Purchase Agreement, the Company acquired from the Sellers all of the issued and outstanding capital stock of each of MDC and NMS (the "Shares"), in exchange for the following consideration (collectively, the "Consideration"): (a) Thirty Six Thousand One Hundred Thirty-Three Dollars ($36,133) deposited into escrow pursuant to the terms of an escrow agreement; (b) Convertible Notes (the "Convertible Notes") in the aggregate principal amount of Three Hundred Seventy-Five Thousand Dollars ($375,000.00), which Convertible Notes are secured by a pledge of, among other things, the Shares pursuant to the terms of the Pledge Agreements (as defined below); and (c) 225,000 shares (the "Purchaser Shares") of unregistered common stock, par value $.001 per share ("Common Stock"). Pursuant to the terms of the Stock Purchase Agreement, the Purchaser agreed to guarantee an aggregate selling price of the Purchaser Shares at $2.00 per share, before commissions or other transaction fees, for each such share actually sold on a bona fide trade on The NASDAQ Market System or such other exchange that the Common Stock of the Company is then listed or traded during the period beginning one year and ending two years from November 26, 1997.

                  The Convertible Notes bear interest at a rate of 6% per annum from and after November 26, 1997 and are due on January 2, 2000 (the "Maturity Date"). The outstanding principal balance of the Convertible Notes on December 31, 1997, together with interest accruing thereon, shall be repaid in 24 equal monthly installments commencing February 1, 1998 and continuing on the first business day of each succeeding month. The principal amount of the Convertible Notes, at the holder's option, may be converted into the number of duly authorized, validly issued, fully-paid and non assessable shares of Common Stock (the "Conversion Shares") equal to the then unpaid principal amount of the Convertible Note being converted, divided by $5.75, as may be adjusted from time to time in accordance with the terms of the Convertible Notes. The Convertible Notes may be prepaid at the Company's option.

                  Pursuant to the terms of the Convertible Notes, the entire unpaid principal amount of the Convertible Notes, together with accrued interest and charges thereon shall be due and payable upon the occurrence of an "Event of Default" under the Convertible Notes. An "Event of Default" under the Convertible Notes includes, such things as, (a) the Company's failure to make any payment due thereunder within 20 business days after the due date therefor and failure to make such payment for an additional 20 business days after written notice of such non-

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payment; (b) the Company's breach of any material obligations under Section 5 of the Convertible Note, relating to conversion of the Convertible Note, if such breach has not been cured within 30 days; (c) a "Default" (as described below) under the Pledge Agreement giving due recognition of any notice and cure provisions thereof.

                  The indebtedness evidenced by the Convertible Notes are secured by each of the Stock Pledge Agreement, dated as of November 26, 1997 between the Company and Elaine and the Stock Pledge Agreement, dated as of November 26, 1997 between the Company and Nicholas (collectively, the "Pledge Agreements").

                  Pursuant to the terms of the Pledge Agreements, the Company, among other things, granted to the Sellers a continuing lien and security interest in and to the Shares and the proceeds thereof. The Company also agreed, among other things, (i) not to liquidate, dissolve, merge or consolidate MDC or NMS or sell substantially all of their assets, (ii) not to borrow money from any person other than the Company or loan money to any person other than the Company and (iii) not to sell, lease, assign or grant a lien on the Shares. In addition, the Pledge Agreements generally provide that a "Default" shall occur upon the occurrence of certain events described in the Pledge Agreements, such as: (i) any "Event of Default" under the Convertible Notes; (ii) failure to perform, observe or comply with a material provision of the Pledge Agreements and cure such breach after written notice thereof;
(iii) liquidation, dissolution or termination of MDC or NMS; (iv) bankruptcy of the Company, or (v) the Company's dissolution or inability to pay debts or appointment of a trustee of the Company. Upon and after the occurrence of a Default, the Sellers may, among other rights and remedies, exercise their right to sell the Collateral, or any part thereof in accordance with and subject to the provisions described in the Pledge Agreements.

                  Pursuant to a Registration Rights Agreement (the "Registration Rights Agreement"), dated as of November 26, 1997, the Company granted the Sellers certain incidental "piggyback" registration rights pertaining to the Purchaser Shares and the Conversion Shares.

                  In connection with the transactions contemplated by the Stock Purchase Agreement, Nicholas and MDC entered into an Employment Agreement, dated November 26, 1997 (the "Nicholas Employment Agreement"). The Nicholas Employment Agreement commenced on November 26, 1997 and shall terminate on November 26, 2000, subject to the possibility of earlier termination pursuant to the provisions thereof. Pursuant to the terms of the Nicholas Employment Agreement, Mr. Nicholas Vazzana shall be employed as the President of MDC. The Employment Agreement provides, among other things, that Nicholas Vazzana shall receive a "base salary" of not less than One Hundred Thousand Dollars ($100,00.00) per year and shall also be entitled to receive incentive compensation in an amount equal to MDC's income before income taxes for the year on a consolidated basis with NMS multiplied by 8%. Nicholas Vazzana is also entitled to participate in and benefit from certain benefits of the Company.

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                  In addition, Elaine and NMS entered into an Employment
Agreement, dated November 26, 1997 (the "Elaine Employment Agreement"). The Elaine Employment Agreement commenced on November 26, 1997 and shall terminate on November 26, 2000, subject to the possibility of earlier termination pursuant to the provisions thereof. Pursuant to the terms of the Elaine Employment Agreement, Elaine Vazzana shall be employed as the President of NMS. The Employment Agreement provides, among other things, that Elaine Vazzana shall be entitled to receive (i) a "base salary" of not less than Forty Thousand Dollars ($40,00.00) per year, incentive bonus compensation, predicated upon NMS's successful attainment of certain "revenue targets" and (iii) incentive compensation in an amount equal to MDC's income before income taxes for the year on a consolidated basis with NMS multiplied by 2%, Elaine Vazzana is also entitled to participate in and benefit from certain benefits of the Company.

                  The amount of the Consideration paid by the Company to the Sellers was determined through arms-length negotiation of the parties. The Company intends to use MDC's and NMS's assets in substantially the same manner as previously used. The Company anticipates that MDC's and NMS's business will complement its existing business by, among other things, enhancing the Company's capabilities to market content for educational and corporate clients.

                  The foregoing description of Stock Purchase Agreement, the Convertible Note, the Stock Pledge Agreement and the Registration Rights Agreement and the transactions contemplated thereby are not intended to be complete and are qualified in their entirety by the complete text of such agreements, copies of which are attached to this Form 8-K as exhibits 10.1 through 10.4, respectively.

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Item 7.  FINANCIAL STATEMENTS, PRO FORMA

                  FINANCIAL INFORMATION AND EXHIBITS

                  (a)      Financial Statements and Pro Forma Financial
Information.

                           It is impracticable at this time for the Company to
provide the financial statements that may be required to be included herein. The Company hereby undertakes to file such financial statements, if required, as soon as practicable, but in no event later than sixty (60) days following the date on which this report on Form 8-K is required to be filed.

                  (c)      Exhibits

                           The following Exhibits are hereby filed as part of
this Current Report on Form 8-K.

EXHIBIT           DESCRIPTION


10.1 Stock Purchase Agreement, dated as of November 26, 1997, among Byron Preiss Multimedia Company, Inc. (the "Company") and each of Nicholas Vazzana and Elaine Vazzana.

10.2              Form of Convertible Note, dated November 26, 1997

10.3              Form of Stock Pledge Agreement, dated as of November 26, 1997

10.4 Registration Rights Agreement, dated as of November 26, 1997, among the Company, Nicholas Vazzana and Elaine Vazzana


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Signatures.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BYRON PREISS MULTIMEDIA COMPANY, INC.


                                       By:/s/ James R. Dellomo
                                          -------------------------------------
                                          Name:     James R. Dellomo
                                          Title:    Chief Financial Officer


Date:    December 10, 1997



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                                 EXHIBIT INDEX


10.1 Stock Purchase Agreement, dated as of November 26, 1997, among Byron Preiss Multimedia Company, Inc. (the "Company") and each of Nicholas Vazzana and Elaine Vazzana.

10.2        Form of Convertible Note, dated November 26, 1997

10.3        Form of Stock Pledge Agreement, dated as of November 26, 1997

10.4 Registration Rights Agreement, dated as of November 26, 1997, among the Company, Nicholas Vazzana and Elaine Vazzana